UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 24, 2020
Date of Report (Date of earliest event reported)

CAI International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 2400, San Francisco, CA 94105
(Address of principal executive offices, including ZIP Code)

Registrant’s telephone number, including area code: (415) 788-0100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CAI	New York Stock Exchange
8.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	CAI-PA	New York Stock Exchange
8.50% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	CAI-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, in connection with his promotion to Executive Vice President and appointment as Interim President and Chief Executive Officer of CAI International, Inc. (the “Company”), the Compensation Committee of the Board of Directors (the “Compensation Committee”), among other things, awarded a $200,000 cash retention bonus (the “Retention Award”) to Mr. Page, payable upon vesting pursuant to certain specified terms.

On July 23, 2020, the Compensation Committee amended the vesting terms of the Retention Award, as follows: (I) $100,000 of the Retention Award will be payable on the earlier to occur of (a) one month following the commencement of employment (as chief executive officer) of a new permanent chief executive officer of the Company or (b) one year after Mr. Page was appointed as Interim President and Chief Executive Officer of the Company; and (II) $100,000 of the Retention Award will be payable on their earlier to occur of (x) one month following the commencement of employment (as chief financial officer) of a new permanent chief financial officer of the Company or (y) 15 months after Mr. Page was appointed as Interim President and Chief Executive Officer of the Company.  No other material changes were made to Mr. Page’s compensation.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: July 29, 2020	By:	/s/ Timothy B. Page
		Name:	Timothy B. Page
		Title:	Executive Vice President, and Interim President
and Chief Executive Officer